Summary of Significant Accounting Policies	12 Months Ended
Dec. 25, 2010
General Policies [Abstract]
Summary of Significant Accounting Policies
Note 1: Summary of Significant Accounting Policies
Principles of Consolidation. The Consolidated Financial Statements include the accounts of Tupperware Brands Corporation and all of its subsidiaries (Tupperware Brands or the Company). All significant intercompany accounts and transactions have been eliminated. The Company’s fiscal year ends on the last Saturday of December. As a result, the 2010, 2009 and 2008 fiscal years contain 52 weeks.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Out-of-Period Amounts: In 2010, the Company identified certain accounting errors in its Consolidated Financial Statements for the first quarter of 2010 and periods prior to 2010. These errors were corrected in the second quarter of 2010, and the negative impact on full year 2010 net income was $6.0 million. The amounts related to errors identified in the financial reporting at the Company’s Russian subsidiary, which resulted in overstatements of sales, including promotional credits that had not been recorded timely, prepaid expenses that should have been reflected in expenses in earlier time periods, inappropriate levels of accruals for certain promotional events and other operating liabilities and insufficient bad debt reserves. The Company determined that the errors were not material to the financial statements in the periods in which they originated or the period in which they were corrected and, accordingly, a restatement of the financial statements was not necessary.
Cash and Cash Equivalents. The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. As of December 25, 2010 and December 26, 2009, $19.0 million and $20.2 million, respectively, of the cash and cash equivalents included on the Consolidated Balance Sheets were held in the form of time deposits, certificates of deposit or similar instruments.
Allowance for Doubtful Accounts. The Company maintains current receivable amounts with most of its independent distributors and sales force in certain markets. It also maintains long-term receivable amounts with certain of these customers. The Company regularly monitors and assesses its risk of not collecting amounts owed to it by customers. This evaluation is based upon an analysis of amounts current and past due, along with relevant history and facts particular to the customer. It is also based upon estimates of distributor business prospects, particularly related to the evaluation of the recoverability of long-term amounts due. This evaluation is performed market by market and account by account based upon historical experience, market penetration levels, access to alternative channels and similar factors. It also considers collateral of the customer that could be recovered to satisfy debts. The Company records its allowance for uncollectible accounts based on the results of this analysis. The analysis requires the Company to make significant estimates and as such, changes in facts and circumstances could result in material changes in the allowance for doubtful accounts. The Company considers any receivable balance not collected within its contractual terms past due. As of December 25, 2010, $13.1 million of long-term receivables from active distributors were considered past due, the majority of which were included in the Company’s allowance for uncollectable accounts.
Inventories. Inventories are valued at the lower of cost or market. Inventory cost includes cost of raw material, labor and overhead. Domestically produced Tupperware inventories, approximately 2 percent and 3 percent of consolidated inventories for December 25, 2010 and December 26, 2009, respectively, are valued on the last-in, first-out (LIFO) cost method. The first-in, first-out (FIFO) cost method is used for the remaining inventories. If inventories valued on the LIFO method had been valued using the FIFO method, they would have been $1.7 million and $1.5 million higher at the end of 2010 and 2009, respectively. The Company writes down its inventory for obsolescence or unmarketability in an amount equal to the difference between the cost of the inventory and estimated market value based upon expected future demand and pricing. The demand and pricing is estimated based upon the historical success of product lines as well as the projected success of promotional programs, new product introductions and new markets or distribution channels. The Company prepares projections of demand and pricing on an item by item basis for all of its products. If inventory on hand exceeds projected demand or the expected selling price is less than the carrying value, the excess is written down to its net realizable value. However, if actual demand or expected pricing is less than projected by management, additional write-downs may be required.
Internal Use Software Development Costs. The Company capitalizes internal use software development costs as they are incurred and amortizes such costs over their estimated useful lives of three to five years, beginning when the software is placed in service. Net unamortized costs included in property, plant and equipment were $9.6 million and $10.4 million at December 25, 2010 and December 26, 2009, respectively. Amortization cost related to internal use software development costs totaled $3.3 million, $3.4 million and $3.9 million in 2010, 2009 and 2008, respectively.
Property, Plant and Equipment. Property, plant and equipment is initially stated at cost. Depreciation is determined on a straight-line basis over the following estimated useful lives of the assets:

Building and improvements	10 – 40 years
Molds	4 – 10 years
Production equipment	10 – 20 years
Distribution equipment	5 – 10 years
Computer/telecom equipment	3 – 5 years
Capitalized software	3 – 5 years
Depreciation expense was $42.5 million, $43.2 million and $47.7 million in 2010, 2009 and 2008, respectively. The Company considers the need for an impairment review when events occur that indicate that the book value of a long-lived asset may exceed its recoverable value. Impairments of property, plant and equipment are discussed further in Note 2 to the Consolidated Financial Statements. Upon the sale or retirement of property, plant and equipment, a gain or loss is recognized equal to the difference between sales price and net book value. Expenditures for maintenance and repairs are charged to cost of products sold or delivery, sales and administrative (DS&A) expense, depending on the asset to which the expenditure relates.
Goodwill. The Company’s recorded goodwill relates primarily to that generated by its acquisition of BeautiControl in October 2000 and the Sara Lee Direct Selling businesses in December 2005. The Company conducts an annual impairment test of its recorded goodwill in the third quarter of each year, except for goodwill associated with BeautiControl which is completed in the second quarter. Additionally, in the event of a change in circumstances that leads the Company to determine that a triggering event for impairment testing has occurred, a test is completed at that time. The impairment test for goodwill involves comparing the fair value of the reporting units to their carrying amounts. If the carrying amount of a reporting unit exceeds its fair value, a second step is required to measure for a goodwill impairment loss. This step revalues all assets and liabilities of the reporting unit to their current fair values and then compares the implied fair value of the reporting unit’s goodwill to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, an impairment loss is recognized in an amount equal to the excess.
Fair value of the six reporting units is determined by the Company using either the income approach or a combination of the income and market approach, with a greater weighting on the income approach (75 percent). The income approach, or discounted cash flow approach, requires significant assumptions to determine the fair value of each reporting unit. The significant assumptions used in the income approach include estimates regarding future operations and the ability to generate cash flows including projections of revenue, costs, utilization of assets and capital requirements. It also requires estimates as to the appropriate discount rates to be used. Goodwill is further discussed in Note 6 to the Consolidated Financial Statements.
Intangible Assets. Intangible assets are recorded at their fair market values at the date of acquisition and definite lived intangibles are amortized over their estimated useful lives. The intangible assets included in the Company’s Consolidated Financial Statements at December 25, 2010 and December 26, 2009 are primarily related to the acquisition of the Sara Lee Direct Selling businesses in December 2005. The weighted average estimated useful lives of the Company’s intangible assets are as follows:

Weighted Average Useful Life
Trademarks and tradenames	Indefinite
Sales force relationships—single level	6 – 8 years
Sales force relationships—multi tier	10 – 12 years
Acquired proprietary product formulations	3 years
The Company’s indefinite lived intangible assets are evaluated for impairment annually similarly to goodwill, as discussed above. The fair value of these assets is determined using the relief from royalty method, which is a form of the income approach. In this method, the value of the asset is calculated by selecting royalty rates, which estimate the amount a company would be willing to pay for the use of the asset. These rates are applied to the Company’s projected revenue, tax affected and discounted to present value using an appropriate rate.
The Company’s definite lived intangible assets consist of the value of the acquired independent sales force and product formulations. The Company amortizes project formulas over a straight line basis and as of December 25, 2010, the amount from the acquisition of the Sara Lee Direct Selling units had been fully amortized. The sales force is amortized to reflect the estimated turnover rates of the sales force acquired and is included in Distribution, Selling and Administration expense (DS&A) on the Consolidated Statements of Income.
Intangible assets are further discussed in Note 6 to the Consolidated Financial Statements.
Promotional and Other Accruals. The Company frequently makes promotional offers to members of its independent sales force to encourage them to fulfill specific goals or targets for sales levels, party attendance, recruiting of new sales force members or other business-critical functions. The awards offered are in the form of cash, product awards, special prizes or trips.
A program is generally designed to recognize sales force members for achieving a primary objective. An example is to reward the independent sales force for recruiting new sales force members. In this situation, the Company offers a prize to sales force members that achieve a targeted number of recruits over a specified period. The period runs from a couple of weeks to several months. The prizes are generally graded in that meeting one level may result in receiving a piece of jewelry with higher achievement resulting in more valuable prizes such as a television set or a trip. Similar programs are designed to reward current sales force members who reach certain goals by promoting them to a higher level in the organization where their earning opportunity would be expanded and they would take on additional responsibilities for recruiting new sales force members and providing training and motivation to new and existing sales force members. Other business drivers, such as scheduling parties, increasing the number of sales force members, holding parties or increasing end consumer attendance at parties, may also be the focus of a program.
The Company also offers cash awards for achieving targeted sales levels. These types of awards are generally based upon the sales achievement of at least a mid-level member of the sales force and her or his down-line members. The down-line consists of those sales force members that have been recruited directly by a given sales force member, as well as those recruited by her or his recruits. In this manner, sales force members can build an extensive organization over time if they are committed to recruiting and developing their units. In addition to the bonus, the positive performance of a unit may also entitle its leader to the use of a company-provided vehicle and in some cases, the permanent awarding of a vehicle. Similar to the prize program noted earlier, these programs generally offer varying levels of vehicles that are dependent upon performance.
The Company accrues for the costs of these awards during the period over which the sales force qualifies for the award and reports these costs primarily as a component of DS&A expense. These accruals require estimates as to the cost of the awards based upon estimates of achievement and actual cost to be incurred. During the qualification period, actual results are monitored and changes to the original estimates that are necessary are made when known. Promotional expenses included in DS&A expense totaled $381.0 million, $357.1 million and $373.8 million in 2010, 2009 and 2008, respectively.
Like promotional accruals, other accruals are recorded at the time when a liability is probable and the amount is reasonably estimable. Adjustments to amounts previously accrued are made when changes occur in the facts and circumstances that generated the accrual.
Revenue Recognition. Revenue is recognized when goods are shipped to customers, the price is fixed, the risks and rewards of ownership have passed to the customer who, in most cases, is one of the Company’s independent distributors or a member of its independent sales force and when collection is reasonably assured. When revenue is recorded, estimates of returns are made and recorded as a reduction of revenue. Discounts earned based on promotional programs in place, volume of purchases or other factors are also estimated at the time of revenue recognition and recorded as a reduction of that revenue.
Shipping and Handling Costs. The cost of products sold line item includes costs related to the purchase and manufacture of goods sold by the Company. Among these costs are inbound freight charges, purchasing and receiving costs, inspection costs, depreciation expense, internal transfer costs and warehousing costs of raw material, work in process and packing materials. The warehousing and distribution costs of finished goods are included in DS&A expense. Distribution costs are comprised of outbound freight and associated labor costs. Fees billed to customers associated with the distribution of its products are classified as revenue. The distribution costs included in DS&A expense in 2010, 2009 and 2008 were $135.5 million, $124.0 million and $128.5 million, respectively.
Advertising and Research and Development Costs. Advertising and research and development costs are charged to expense as incurred. Advertising expense totaled $23.1 million, $17.9 million and $16.4 million in 2010, 2009 and 2008, respectively. Research and development costs totaled $17.8 million, $18.0 million and $18.7 million, in 2010, 2009 and 2008, respectively. Research and development expenses primarily include salaries, contractor costs and facility costs. Both advertising and research and development costs are included in DS&A expense.
Accounting for Stock-Based Compensation. The Company has several stock-based employee and director compensation plans, which are described more fully in Note 15 to the Consolidated Financial Statements. The Company records compensation expense using the applicable accounting guidance for share-based payments related to stock options, restricted stock, restricted stock units and performance share awards granted to directors and employees.
Compensation cost for share-based awards is recorded straight line over the required service period. The fair value of the stock option grants is estimated using the Black-Scholes option-pricing model, which requires the input of assumptions, including dividend yield, risk-free interest rate, the estimated length of time employees will retain their vested stock options before exercising them (expected term) and the estimated volatility of the Company’s common stock price over the expected term. Furthermore, in calculating compensation expense for these awards, the Company is also required to estimate the extent to which options will be forfeited prior to vesting (forfeitures). Many factors are considered when estimating expected forfeitures, including types of awards, employee class and historical experience. To the extent actual results or updated estimates differ from current estimates, such amounts are recorded as a cumulative adjustment to the previously recorded amounts. Compensation expense associated with restricted stock, restricted stock units and performance share awards is equal to the market value of the Company’s common stock on the date of grant and is recorded pro rata over the required service period. For those awards with performance criteria, the expense is recorded based on an assessment of achieving the criteria.
Current guidance governing share based payments requires the benefits associated with tax deductions in excess of recognized compensation cost, generated upon the exercise of stock options, to be reported as a financing cash flow. For 2010, 2009 and 2008, the Company generated $7.0 million, $14.7 million and $8.2 million of excess cash benefits from option exercises, respectively.
In January 2009, the terms of the then-outstanding stock options were modified to allow employees to net share settle when exercising their stock options. This modification of the awards had no material impact.
Accounting for Asset Retirement Obligations. Asset retirement obligations refer to a company’s legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Thus, the timing and (or) method of settlement may be conditional on a future event. Accordingly, a company is required to recognize a liability for the fair value of a conditional asset retirement obligation if the fair value of the liability can be reasonably estimated. The fair value of a liability for the conditional asset retirement obligation should be recognized when incurred-generally upon acquisition, construction, or development and (or) through the normal operation of the asset. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. The Company has recognized a liability for the fair market value of conditional future obligations associated with environmental issues at its manufacturing facilities in Belgium and the United States that the Company will be required to remedy at some future date, when these assets are retired. The Company performs an annual evaluation of its obligations regarding this matter and is required to record depreciation and costs associated with accretion of the obligation. This was not material for 2010, 2009 and 2008 and is not expected to be material in the future.
Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets also are recognized for credit carryforwards. Deferred tax assets and liabilities are measured using the enacted rates applicable to taxable income in the years in which the temporary differences are expected to reverse and the credits are expected to be used. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. An assessment is made as to whether or not a valuation allowance is required to offset deferred tax assets. This assessment requires estimates as to future operating results as well as an evaluation of the effectiveness of the Company’s tax planning strategies. These estimates are made on an ongoing basis based upon the Company’s business plans and growth strategies in each market and consequently, future material changes in the valuation allowance are possible.
The Company accounts for uncertain tax positions in accordance with ASC 740, Income taxes. This guidance clarifies the accounting for income taxes by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. The minimum threshold is defined as a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement.
Interest and penalties related to tax contingency or settlement items are recorded as a component of the provision for income taxes in the Company’s Consolidated Statements of Income. The Company records accruals for tax contingencies as a component of accrued liabilities or other long-term liabilities on its balance sheet.
Net Income Per Common Share. Basic per share information is calculated by dividing net income by the weighted average number of shares outstanding. Diluted per share information is calculated by also considering the impact of potential common stock on both net income and the weighted average number of shares outstanding. The Company’s potential common stock consists of employee and director stock options, restricted stock, restricted stock units and performance share units. Performance share awards are included in the diluted per share calculation when the performance criteria are achieved. The Company’s potential common stock is excluded from the basic per share calculation and is included in the diluted per share calculation when doing so would not be anti-dilutive.
On December 28, 2008, the Company adopted authoritative guidance addressing share-based payment transactions and participating securities, which requires that unvested share based payment awards with a nonforfeitable right to receive dividends (participating securities) be included in the two-class method of computing earnings per share. The net income available to common shareholders for 2010 and 2009 was computed in accordance with this guidance. The 2008 basic and diluted earnings per share were retrospectively adjusted, resulting in a $0.01 reduction. The Company had 0.2 million, 0.2 million and 0.4 million unvested share-based payment awards outstanding in 2010, 2009 and 2008, respectively, which were classified as participating securities under this guidance. The remaining participating securities outstanding as of December 25, 2010 vested in January 2011.
The two-class method is an earnings allocation formula that determines earnings per share for common stock and participating securities, according to dividends declared and participation rights in undistributed earnings. Under that method, net income is reduced by the amount of dividends declared in the current period for common shareholders and participating security holders. The remaining earnings or “undistributed earnings” are allocated between common stock and participating securities to the extent that each security would share in earnings as if all of the earnings for the period had been distributed. In applying the two-class method, the Company determined that undistributed earnings should be allocated equally on a per share basis for common stock and participating securities due to the rights of the participating security holders and the Company’s history of paying dividends equally on a per share basis.
The elements of the earnings per share computations were as follows (in millions, except per share amounts):

	2010	2009	2008
Net income	$225.6	$175.1	$161.4
Less dividends declared:
To common shareholders	66.4	57.5	54.2
To participating security holders	0.2	0.2	0.3
Total undistributed earnings	159.0	117.4	106.9
Undistributed earnings to common shareholders	158.7	117.1	106.2
Undistributed earnings to participating security holders	0.3	0.3	0.7
Net income available to common shareholders for basic and diluted earnings per share	225.1	174.6	160.4
Weighted-average shares of common stock outstanding	62.6	62.4	61.6
Common equivalent shares:
Assumed exercise of dilutive options, restricted shares, restricted stock units and performance shares units	1.2	1.0	1.4
Weighted-average common and common equivalent shares outstanding	63.8	63.4	63.0
Basic earnings per share	$3.60	$2.80	$2.61
Diluted earnings per share	$3.53	$2.75	$2.55
Shares excluded from the determination of potential common stock because inclusion would have been anti-dilutive	0.5	1.7	1.1
Derivative Financial Instruments. The Company recognizes all derivative instruments as either assets or liabilities in its Consolidated Balance Sheets and measures those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge. The accounting for changes in the value of a derivative accounted for as a hedge depends on the intended use of the derivative and the resulting designation of the hedge exposure. Depending on how the hedge is used and the designation, the gain or loss due to changes in value is reported either in earnings or initially in other comprehensive income. Gains or losses that are reported in other comprehensive income eventually are recognized in earnings; with the timing of this recognition governed by ASC 815, Derivative and Hedging, guidance.
The Company uses derivative financial instruments, principally over-the-counter forward exchange contracts and local currency options with major international financial institutions, to offset the effects of exchange rate changes on net investments in certain foreign subsidiaries, certain forecasted purchases, certain intercompany loan transactions, and certain accounts payable. Gains and losses on instruments designated as hedges of net investments in a foreign subsidiary or intercompany transactions that are permanent in nature are accrued as exchange rates change, and are recognized in shareholders’ equity as a component of foreign currency translation adjustments within accumulated other comprehensive income. Forward points and option costs associated with these net investment hedges are included in interest expense and other expense, respectively. Gains and losses on contracts designated as hedges of intercompany transactions that are not permanent in nature are accrued as exchange rates change and are recognized in income.
Gains and losses on contracts designated as hedges of identifiable foreign currency forecasted purchases are deferred and included in other comprehensive income. The Company utilizes interest rate swap agreements to convert a portion of its floating rate U.S. dollar long-term debt to fixed rate U.S. dollar debt. Changes in the fair value of the swaps resulting from changes in market interest rates are recorded as a component of other comprehensive income. See Note 8 to the Consolidated Financial Statements.
Foreign Currency Translation. Results of operations of foreign subsidiaries are translated into U.S. dollars using average exchange rates during the year. The assets and liabilities of those subsidiaries, other than those of operations in highly inflationary countries, are translated into U.S. dollars using exchange rates at the balance sheet date. The related translation adjustments are included in accumulated other comprehensive loss. Foreign currency transaction gains and losses, as well as re-measurement of financial statements of subsidiaries in highly inflationary countries, are included in income.
Prior to December 2009, the Company utilized the official exchange rate in Venezuela to translate the results of the subsidiary. In December 2009, the Company considered its past and continued intent to use the parallel exchange rate to settle its U.S. dollar-denominated liabilities and the fact that the Company no longer expected to remit dividends at the official rate. In view of these facts and circumstances existing, the Company determined that effective December 26, 2009, it would use the parallel rate to translate the operations of the Venezuelan subsidiary. As a result of this decision, the Company recorded a pretax loss of $3.5 million related to remeasuring the non-Venezuelan bolivar denominated balances as of year end 2009. Furthermore, the Company began translating the Venezuelan sales and profit results at the parallel rate as of the beginning of 2010. In May 2010, the Venezuelan government closed the use of the parallel rate, and consequently, from that time forward, this rate is no longer available and has not been used to translate the results from Venezuela. In June 2010, several large Venezuelan commercial banks began operating the Transaction System for Foreign Currency Denominated Securities (SITME), which established a new “banded” exchange rate. As the Company believed this would be the primary rate at which it would settle its non-bolivar denominated liabilities and repatriate dividends, it began translating its bolivar denominated transactions and balances at this rate beginning in June 2010.
Inflation in Venezuela has been at relatively high levels over the past few years. The Company uses a blended index of the Consumer Price Index and National Consumer Price Index for determining highly inflationary status in Venezuela. This blended index reached cumulative three-year inflation in excess of 100 percent at November 30, 2009 and as such, the Company transitioned to highly inflationary status at the beginning of its 2010 fiscal year. Gains and losses resulting from the translation of the financial statements of subsidiaries operating in highly inflationary economies are recorded in earnings. The impact of the changes in the value of the Venezuelan bolivar versus the U.S. dollar on earnings in 2010 was not significant. As of the end of 2010, the Company had approximately $7 million of net monetary assets in Venezuela, which are of a nature that would generate income or expense associated with future exchange rate fluctuations versus the U.S. dollar.
Product Warranty. Tupperware® brand products are guaranteed against chipping, cracking, breaking or peeling under normal non-commercial use of the product with certain limitations. The cost of replacing defective products is not material.
New Accounting Pronouncements. In January 2010, the FASB issued an amendment to require new disclosures for fair value measurements and provide clarification for existing disclosure requirements. More specifically, this update requires (a) an entity to disclose separately the amounts of significant transfers in and out of Levels 1 and 2 fair value measurements and to describe the reasons for the transfers; and (b) information about purchases, sales, issuances and settlements to be presented separately (i.e. present the activity on a gross basis rather than net) in the reconciliation for fair value measurements using significant unobservable inputs (Level 3 inputs). This update clarified existing disclosure requirements for the level of disaggregation used for classes of assets and liabilities measured at fair value and requires disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements using Level 2 and Level 3 inputs. The Company adopted this standard at the beginning of its 2010 fiscal year, and it did not have a material impact on the Consolidated Financial Statement note disclosures.
In July 2010, the FASB issued new accounting guidance that requires new disclosures about an entity’s allowance for credit losses and the credit quality of its financing receivables. Existing disclosures have been amended to require an entity to provide certain disclosures on a disaggregated basis by portfolio segment or by class of financing receivables. The new disclosures are effective for interim and annual reporting periods ending on or after December 15, 2010 and did not have a material impact on the Company’s note disclosures. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an amendment to defer the effective date of disclosures about troubled debt restructurings to interim and annual periods ending after June 15, 2011. The Company does not expect that either the original guidance or amendment will have a significant impact on the note disclosures included in the Consolidated Financial Statements.
In December 2010, the FASB issued an amendment to clarify when to perform Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts. Prior to this amendment, continuation to Step 2 was not required if the carrying amount of the reporting unit exceeded the fair value. However, in cases where the carrying amount was zero or negative, the fair value most likely was greater. This amendment requires that the evaluation must still continue to Step 2, given a fair value greater than the carrying amount, if it is more likely than not that a goodwill impairment exists. This amendment becomes effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company does not anticipate an impact on its Consolidated Financial Statements.
Also in December 2010, the FASB issued an amendment regarding the disclosure of supplementary pro forma information for business combinations. The amendment clarifies the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented as of the beginning of the comparable prior annual reporting period only. The amendment also requires a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly attributable to the business combination. This amendment becomes effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. At this time, the Company does not have any situations to which this would apply.
Reclassifications. Certain prior year amounts have been reclassified in the Consolidated Financial Statements to conform to current year presentation.